Exhibit 99.2

WALKER TX HOLDING COMPANY, INC.

AND SUBSIDIARIES

Irving, Texas

CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES

Irving, Texas

FINANCIAL STATEMENTS
December 31, 2018

Crowe LLP Independent Member Crowe Global

INDEPENDENT AUDITOR’S REPORT

Shareholders

Walker TX Holding Company, Inc. and Subsidiaries

Irving, Texas

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Walker TX Holding Company, Inc. and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2018, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Continued)

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Walker TX Holding Company, Inc. and Subsidiaries as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Crowe LLP
Crowe LLP

Dallas, Texas
June 13, 2019

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

December 31, 2018

ASSETS
Current assets
Cash and cash equivalents	$5,215,881
Accounts receivable, net of allowance for doubtful accounts of $1,690,882 (Note 3)	105,411,247
Costs and estimated earnings in excess of billings on uncompleted contracts (Note 2)	9,599,478
Prepaid expenses	750,420
Other current assets	777,466
Total current assets	121,754,492

Property and equipment, net (Note 7)	5,049,917

Other assets
Deposits	52,738
Company owned life insurance	640,171
Total other assets	692,909

Total assets	$127,497,318

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Line of credit (Note 9)	$6,000,000
Accounts payable, including retainage payable of $3,914,042	39,837,312
Accrued compensation and benefits	10,527,570
Accrued liabilities	189,087
Accrued dividends	14,142,566
Due to shareholders	4,979,927
Billings in excess of costs and estimated earnings on uncompleted contracts (Note 2)	23,549,654
Total current liabilities	99,226,116

Shareholders’ equity
Common stock, 50,000,000 voting shares authorized; $0.001 par value per share; 2,325,000 shares issued and outstanding; 50,000,000 non-voting shares authorized; $0.001 par value per share; 23,250,000 shares issued and outstanding	25,575
Retained earnings	28,245,627
Total shareholders’ equity	28,271,202

Total liabilities and shareholders’ equity	$127,497,318

See accompanying notes to consolidated financial statements.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2018

Revenues
Contract revenues	$353,724,460
Noncontract revenues	37,603,004
Total revenues	391,327,464

Cost of revenue earned	344,305,798

Gross profit	47,021,666

Operating expenses	34,554,034

Operating income	12,467,632

Other income
Other income	57,706
Interest income	52,476
Interest expense	(68,803)
41,379
Net income before income tax expense	12,509,011

State tax expense	196,725

Net income	$12,312,286

See accompanying notes to consolidated financial statements.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY
Year ended December 31, 2018

	Common Shares	Common Stock	Retained Earnings	Total Shareholders’ Equity
Balances, January 1, 2018	25,575,000	$25,575	$30,075,907	$30,101,482

Dividend distribution	—	—	(14,142,566)	(14,142,566)

Net income	—	—	12,312,286	12,312,286

Balances, December 31, 2018	25,575,000	$25,575	$28,245,627	$28,271,202

See accompanying notes to consolidated financial statements.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

Year ended December 31, 2018

Cash flows from operating activities
Net income	$12,312,286
Adjustments to reconcile net income to net cash from operating activities
Depreciation	718,510
Allowance for doubtful accounts	(93,188)
Change in cash surrender value of company owned life insurance	(17,060)
Change in assets and liabilities
Accounts receivable	(28,076,877)
Costs and estimated earnings in excess of billings on uncompleted contracts	(2,169,950)
Prepaid expenses	(235,732)
Other current assets	(515,731)
Deposits	(2,150)
Accounts payable	12,837,075
Accrued compensation and benefits	(1,066,295)
Accrued liabilities	(281,560)
Billings in excess of costs and estimated earnings on uncompleted contracts	1,585,472
Net cash from operating activities	(5,005,200)

Cash flows from investing activities
Purchase of property and equipment	(457,999)
Net cash from investing activities	(457,999)

Cash flows from financing activities
Proceeds from borrowings on line of credit	16,009,000
Payments on line of credit	(15,009,000)
Due to shareholders	4,979,927
Net cash from financing activities	5,979,927

Net change in cash and cash equivalents	516,728

Cash and cash equivalents at beginning of year	4,699,153

Cash and cash equivalents at end of year	$5,215,881

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$68,803
State income taxes	$204,459
Non-cash operating and financing activities:
Accrued dividends payable to shareholder	$14,142,566

See accompanying notes to consolidated financial statements.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business: Walker TX Holding Company, Inc. and Subsidiaries (the Company) was incorporated in Texas on May 13, 2013. On March 31, 2014, the Company executed the Agreement of Reorganization, pursuant to which it became the sole equity owner of Walker Engineering, Inc., Walker Electrical Contractors, Inc., Walker Logistics, LLC, and Walker Services Group, LLC.

The principal business activity of Walker Engineering, Inc. (WEI) and Walker Electrical Contractors, Inc. (WECI) is electrical construction and engineering in the commercial/industrial field. WEI conducts these activities primarily within the states of Texas and Oklahoma. The principal business activity of Walker Logistics, LLC (WL) is electrical logistic services. Walker Services Group, LLC (WSG) provides electrical service work. WECI, WL, and WSG were largely inactive during 2018. Walker Industrial, LLC (WIND) was formed in 2014 to provide electrical construction and engineering services to industrial customers in Texas and other Gulf Coast states. Premier Fabrication Solutions, LLC. (PREM) was formed in 2018 to provide prefabrication services with operations mainly within Texas.

Principles of Consolidation: The accompanying consolidated financial statements include the accounts of Walker TX Holding Company, Inc. and Subsidiaries (collectively referred to as the Company).

Ownership at December 31
Walker Engineering, Inc. (WEI)	100%
Walker Electrical Contractors, Inc. (WECI)	100%
Walker Logistics, LLC (WL)	100%
Walker Services Group, LLC. (WSG)	100%
Premier Fabrication Solutions, LLC. (PREM)	100%
Walker Industrial, LLC (WIND)	75%

All significant intercompany accounts and transactions have been eliminated in consolidation. The noncontrolling interest in WIND is immaterial to the consolidated financial statements.

Use of Estimates: Management uses estimates and assumptions in preparing these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used. Management’s estimates and assumptions include, but are not limited to, the allowance for doubtful accounts, the estimated costs and gross profit on contracts in process, self-insurance accruals and the estimated useful lives of property and equipment. Management’s estimates and assumptions are derived from and are continually evaluated based upon available information, judgment, and experience. Because of the inherent uncertainties in estimating costs on construction contracts, it is at least reasonably possible that the estimates used will change within the near term.

Revenue and Cost Recognition on Construction Contracts: The Company recognizes revenues from fixed price, cost plus a guaranteed maximum price and cost plus construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to the estimated total costs for each contract. This method is used because management considers total costs to be the best available measure of progress on the construction contracts. Revenue on time and material contracts is recognized using the accrual method of accounting.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contract costs include all direct labor, materials, other direct costs, and allocated indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated job profitability, resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period.

The asset “costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Accounts Receivable: The Company records accounts receivable based on the amounts billed to customers. Most billings and past due receivables are determined based on contractual terms. The Company may accrue interest on its accounts receivable on a discretionary basis. An allowance for doubtful accounts is determined by management based on the Company’s historical losses, specific customer circumstances and general economic conditions. Periodically, management reviews accounts receivable and records an allowance for specific customers based on current circumstances and charges off the receivable against the allowance when all attempts to collect the receivable have been exhausted. The allowance for doubtful accounts at December 31, 2018, totaled $1,690,882.

Cash and cash equivalents: The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Business and Credit Concentrations: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and receivables primarily from construction contracts. The Company’s cash and cash equivalents consists of bank deposits in accounts that are federally insured up to $250,000 per financial institution, which at times, can be in excess of federally insured deposit limits. Concentrations of credit risk with respect to accounts receivable are limited to a few customers in the construction industry. The Company performs ongoing credit evaluations of its customers’ financial conditions and generally requires no collateral from its customers other than normal lien rights. During the year ended December 31, 2018, the Company derived approximately 23% of its revenue from one customer. At December 31, 2018, the Company had approximately 33% of its gross accounts and retainage receivables from two customers.

Company Owned Life Insurance: The Company is the owner of two life insurance contracts insuring the lives of certain key executives. Cash value of life insurance is reported in the financial statements net of any policy loans, with the annual increase in cash surrender value recognized in the statements of operations, net of premium costs. The Company had not taken any loans against the policies as of December 31, 2018. The cash surrender value of the policies was $640,171 at December 31, 2018.

Property and Equipment: Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated by the straight-line and accelerated methods over the estimated useful lives of the assets. When assets are retired or otherwise disposed of, the appropriate accounts are relieved of cost and accumulated depreciation, and any gain or loss is recognized. The assets’ estimated lives used in computing depreciation are as follows:

Leasehold improvements	Lesser of lease term or estimated useful life
Vehicles	3 years
Construction equipment	3 years
Office equipment and software	3-7 years

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-lived Assets: The Company reviews the carrying value of long-lived assets used in operations when changes in events or circumstances indicate that the assets might have become impaired. The Company evaluates any possible impairment of long-lived assets using estimates of undiscounted cash flows. If this evaluation indicates that an asset is impaired, the Company records a charge to operations to reduce the asset’s carrying value to fair value. Management believes that no impairment existed at December 31, 2018.

Income Taxes: The Company has elected, with the consent of its shareholders, to be taxed as an S corporation under Section 1362 of the Internal Revenue Code and a similar section of the state income tax law, which provides that in lieu of corporation income taxes, the shareholders will be taxed on the Company’s taxable income. Therefore, no provision for federal or certain state income taxes is included in the financial statements. The Company is subject to income taxes in certain states. For the year ended December 31, 2018, the Company has recorded $196,725 related to state income tax expense.

The Company follows guidance issued by the Financial Accounting Standards Board (FASB) for income taxes under the provisions of Accounting Standards Codification (ASC) 740-10, Uncertainty in Income Taxes. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized upon examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Management does not believe any uncertain tax positions exist and there is no expected change over the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest and income tax expense, respectively. The Company has no amounts accrued for in interest or penalties at December 31, 2018.

Self-Insurance Liabilities: The Company is substantially self-insured for employee group health claims in view of the relatively high per-incident deductibles absorbed under its insurance arrangements for these risks. Losses are estimated and accrued based upon known facts, historical trends, and industry averages. Estimated losses in excess of our deductible, which have not already been paid, are included in our accrual.

New Accounting Pronouncements: In May 2014, the Financial Accounting Standards Board (FASB) issued new accounting guidance, which amended the existing accounting standards for revenue recognition. The new accounting guidance establishes principles for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration to be received in exchange for those goods or services. The guidance is effective for annual reporting periods beginning after December 15, 2018. The amendments may be applied retrospectively to each prior period presented or with the cumulative effect recognized as of the date of initial application (modified retrospective method). The Company is currently evaluating the impact, if any, the adoption of this ASU will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which amends the existing guidance in ASC 840, Leases. This amendment requires the recognition of lease assets and lease liabilities by lessees for those leases currently classified as operating leases. Other significant provisions of the amendment include (i) defining the “lease term” to include the non-cancellable period together with periods for which there is a significant economic incentive for the lessee to extend or not terminate the lease; (ii) defining the initial lease liability to be recorded on the balance sheet to contemplate only those variable lease payments that depend on an index or that are in substance “fixed”; and (iii) a dual approach for determining whether lease expense is recognized on a straight-line or accelerated basis, depending on

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

whether the lessee is expected to consume more than an insignificant portion of the leased asset’s economic benefits. This guidance will be effective for annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the effect adoption of this ASU will have on its consolidated financial statements.

NOTE 2 - UNCOMPLETED CONTRACTS

A summary of the Company’s uncompleted contracts at December 31, 2018 is as follows:

Costs incurred on uncompleted contracts	$514,164,022
Estimated earnings thereon	40,598,901
554,762,923
Less: billings on uncompleted contracts	(568,713,099)

$(13,950,176)

Included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$9,599,478
Billings in excess of costs and estimated earnings on uncompleted contracts	(23,549,654)

$(13,950,176)

NOTE 3 - ACCOUNTS RECEIVABLE

At December 31, 2018, accounts receivable are summarized as follows:

	Contract Receivables	Retainage Receivables	Total Accounts Receivable
Completed contracts	$3,963,377	$502,142	$4,465,519
Uncompleted contracts	62,813,880	33,067,887	95,881,767
Service and small jobs	6,364,900	389,943	6,754,843
Less: allowance for doubtful accounts	(1,690,882)	—	(1,690,882)

	$71,451,275	$33,959,972	$105,411,247

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 4 - RETIREMENT PLAN

The Company has a 401(k) plan that covers all employees who are at least age 21 and have completed six months of continuous service. Any matching contributions are at the discretion of the Company’s management and are determined on an annual basis. For the year ended December 31, 2018, the Company’s matching contributions to the plan totaled $2,235,626.

NOTE 5 - OPERATING LEASES

The Company leased real estate and equipment under various operating and sublease arrangements expiring at various dates through 2034. Total rent charged to operating expense and cost of revenue earned for the year ended December 31, 2018, totaled $1,757,987 of which $474,000 was paid to related parties.

Future minimum rental payments under these operating leases are as follows:

	Related Parties	Non-related Parties	Total
2019	$474,000	$1,757,322	$2,231,322
2020	474,000	1,610,363	2,084,363
2021	474,000	1,237,169	1,711,169
2022	474,000	849,932	1,323,932
2023	474,000	491,149	965,149
Thereafter	5,214,000	993,420	6,207,420
	$7,584,000	$6,939,355	$14,523,355

NOTE 6 - BACKLOG

The following schedule summarizes changes in backlog on contracts during the year ended December 31, 2018. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year-end and from contractual agreements on which work has not yet begun.

Balance, January 1, 2018	$253,737,221
New contracts and adjustments	306,520,751
560,257,972

Less: contract revenues earned for the year ended December 31, 2018	(353,724,460)

Balance, December 31, 2018	$206,533,512

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2018:

Office equipment and software	$3,957,452
Construction equipment	669,344
Vehicles	1,120,772
Leasehold improvements	6,659,671
12,407,239
Accumulated depreciation	(7,357,322)

Property and equipment, net	$5,049,917

Depreciation expense for the year ended December 31, 2018 was $718,510.

NOTE 8 - RELATED PARTY

The Company leased office space from WREV Walnut Hill, LLC (WREV). The owner of WREV is related to several of the owners of Walker TX Holding Company, Inc. (WTXH). The Company has no direct ownership in WREV. There are no activities between The Company and WREV other than leasing activities for the year ended December 31, 2018. Effective March 2018, WREV sold the building leased by The Company to an unrelated party. As part of the sale the unrelated third party assumed the lease, see Note 5.

The Company leases office space from Walker Real Estate Holdings, LLC (WRE), see Note 5. Several of the owners of WTXH are also the owners of WRE. The Company has no direct ownership in WRE. There are no activities between WEI, the Company, and WRE other than leasing activities for the year ended December 31, 2018.

For the year ended December 31, 2018, The Company leased certain entertainment facilities from an entity related by common ownership. The Company has no direct ownership in the related entity. There are no activities between the Company and the related entity other than leasing activities for the year ended December 31, 2018. Subsequent to year-end, the lease was terminated effective January 1, 2019.

NOTE 9 - LINE OF CREDIT

The Company has a line of credit with a financial institution. During 2018, this agreement was amended to extend the term to June 17, 2020. Under this agreement, the Company has a $12,000,000 available line of credit, which bears interest at the bank’s prime rate plus 0.75% and is due on demand in the event certain collateral restrictions are not met. The interest rate at December 31, 2018 was 6.25%. The agreement is collateralized by substantially all of the Company’s assets. At December 31, 2018, the Company had $6,000,000 in outstanding borrowings on the line of credit. The line of credit agreement contains certain financial covenants, which the Company was not in compliance with at December 31, 2018 or subsequent to year-end on March 31, 2019. Subsequent to March 31, 2019, the Company sold to Comfort Systems USA, Inc., see note 11. As a result of the sale, all outstanding amounts on the line of credit were paid in full and the line of credit was closed.

WALKER TX HOLDING COMPANY, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

NOTE 10 — COMMITMENTS AND CONTINGENCIES

The Company is subject to certain legal and regulatory claims, including lawsuits arising in the normal course of business. The Company maintain various insurance coverages to minimize financial risk associated with these claims. While the Company cannot predict the outcome of these proceedings, in management’s opinion and based on reports of counsel, any liability arising from these matters individually and in the aggregate will not have a material effect on the results of operations, cash flows or financial condition.

The Company maintains a reserve for incurred but not reported medical claims and claim development related to its employee group health insurance plan. The reserve is based on third-party evaluation of the Company’s historical claims experience. Based on the analysis, management has accrued approximately $879,535 for these claims for the years ended December 31, 2018 included in accrued liabilities on the consolidated balance sheet.

NOTE 11 — SUBSEQUENT EVENTS

On April 1, 2019, the shareholders of the Company sold 100% of their interests to Comfort Systems USA, Inc. Prior to the sale, the Company purchased all noncontrolling interest of WIND resulting in WIND being wholly owned by the Company. In addition, on March 27, 2019, Walker TX Holding Company, Inc. converted to a domestic limited liability company in the state of Texas, and was renamed Walker TX Holding Company, LLC. Proceeds received from the sale of the Company were used to relieve outstanding balances on the line of credit, pay accrued dividends and amounts due to shareholders of $6,000,000, $14,142,566 and $4,979,927, respectively. In addition, the Company canceled all Company owned life insurance policies subsequent to year-end and received cash proceeds of $654,861 upon cancellation of the contracts.

Management has performed an analysis of the activities and transactions subsequent to December 31, 2018 to determine the need for any adjustments to and/or disclosures within the consolidated financial statements for the year ended December 31, 2018. Management has performed their analysis through June 13, 2019, the date the consolidated financial statements were available to be issued.